                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                            GENERAL CABLE CORPORATION

                        OFFER TO EXCHANGE ALL OUTSTANDING
                           9.5% SENIOR NOTES DUE 2010
                              FOR ITS NEWLY ISSUED
                      9.5% SENIOR NOTES DUE 2010, SERIES B
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ,
                 2004, UNLESS EXTENDED (THE "EXPIRATION DATE").

                  The Exchange Agent for the Exchange Offer is:

                         U. S. BANK NATIONAL ASSOCIATION

By Regular, Registered or Certified Mail,                  By Facsimile
  Overnight Courier or Hand Delivery:              (Eligible Institutions Only):

   U.S. Bank National Association                         (651) 495-8158
           60 Livingston Ave.                         Confirm by Telephone:
      Attn: Specialized Finance                           (800) 934-6802
          St. Paul, MN 55107

         TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE OR DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus, dated     ,
2004 (the "Prospectus"), of General Cable Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $285,000,000 of its 9.5% Senior Notes due 2010, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Company's issued and outstanding 9.5% Senior Notes due 2010 (the "Outstanding Notes"). The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company, any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility").

         For each Outstanding Note accepted for exchange, the Holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Outstanding Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Outstanding Notes exchanged therefor or, if no interest has been paid on such Outstanding Notes, from November 24, 2003. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date on which interest has been paid or, if no interest has been paid, from November 24, 2003. Outstanding Notes accepted for exchange will cease to accrue interest from and after such date. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes.

         To participate in the Exchange Offer, Holders must tender by (1) book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus or (2) forwarding certificates for the Outstanding Notes herewith. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates, this Letter and all other documents required by this Letter, or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. See Instruction 1.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter in its entirety.

         List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

                        DESCRIPTION OF OUTSTANDING NOTES

                                                          AGGREGATE
                                                       PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF HOLDER(S)   CERTIFICATE       REPRESENTED BY    PRINCIPAL AMOUNT
    (PLEASE FILL IN, IF BLANK)          NUMBER(S)*           NOTES            TENDERED**
------------------------------------   -----------     ----------------    ----------------
                                       ____________________________________________________
                                       ____________________________________________________
                                       ____________________________________________________
                                           Total       ____________________________________

*Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

**Unless otherwise indicated in this column, a Holder will be deemed to have tendered the full aggregate principal amount of Outstanding Notes indicated in the "Aggregate Principal Amount Represented by Notes" column. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

________________________________________________________________________________

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

DTC Account Number:_____________________________________________________________

Transaction Code Number:________________________________________________________

[ ]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Holder:___________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution Which Guaranteed Delivery:__________________________________

If Guaranteed Delivery is to be Made by Book-Entry Transfer:

Name of Tendering Institution:
________________________________________________________________________________

DTC Account Number:
________________________________________________________________________________

Transaction Code Number:
________________________________________________________________________________

[ ]  Check here if tendered Outstanding Notes are enclosed herewith.

[ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:___________________________________________________________________________

Address:________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company, all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Outstanding Notes, with full power of substitution, among other things, to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned hereby further represents that (1) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (2) neither the Holder of such Outstanding Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes, and (3) neither the Holder of such Outstanding Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company and, if it is such an affiliate, it understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by it without registration under the Securities Act or an exemption therefrom. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned further represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties; that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an affiliate of the Company) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes; that, however, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any Holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder acknowledges that it (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Failure to comply with such requirements could result in the Holder incurring liability under the Securities Act for which such Holder is not indemnified by the Company.

     The undersigned also warrants that it will, upon request, execute and deliver such additional documents and make such additional representations as are deemed by the Company necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated November 24, 2003, between the Company and the initial purchasers of the Outstanding Notes, and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more fully set forth in the Prospectus. The Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, to the credit of the account indicated above maintained at DTC.

     All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus. See Instruction 10.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes" or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC

     The undersigned, by completing the box entitled "Description of Outstanding Notes" above and signing this Letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:

Name(s):

________________________________________________________________________________
                             (Please type or print)

________________________________________________________________________________
                             (Please type or print)

Address (including zip code):
________________________________________________________________________________

________________________________________________________________________________

Employer Identification or Social Security Number:
________________________________________________________________________________

                         (COMPLETE SUBSTITUTE FORM W-9)

     [ ] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility (Account Number, if applicable):

________________________________________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Outstanding Notes" on this Letter above.

Mail Exchange Notes and/or Outstanding Notes to:

Name(s):

________________________________________________________________________________
                             (Please type or print)

________________________________________________________________________________
                             (Please type or print)

Address (including zip code):

________________________________________________________________________________

________________________________________________________________________________

Employer Identification or Social Security Number:

________________________________________________________________________________
                         (COMPLETE SUBSTITUTE FORM W-9)

                         ALL TENDERING HOLDERS SIGN HERE

         (IN ADDITION, COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X______________________________              ___________________________________

X______________________________              ___________________________________
    (SIGNATURE(S) OF OWNER)                                (DATE)

                    Area Code and Telephone Number:
                    _____________________________________________________

If a holder is tendering any Outstanding Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):                                Address (including zip code):

___________________________             ________________________________________
(PLEASE TYPE OR PRINT)

                                        ________________________________________

____________________________
(PLEASE TYPE OR PRINT)
                              Employer Identification or Social Security Number:
                              __________________________________________________
Capacity:
____________________________

________________________________________________________________________________

________________________________________________________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                     (TITLE)

________________________________________________________________________________
                                 (NAME AND FIRM)

DATED:__________________________________________________________________________

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.   DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES

     To participate in the Exchange Offer, Holders must tender by (1) book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus or (2) forwarding certificates for the Outstanding Notes herewith. Certificates for all physically tendered Outstanding Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, or an agent's message, as the case may be, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below, Delivery to an address or via a facsimile number other than as set forth herein will not constitute a valid delivery. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm that is an eligible institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and a properly completed and duly executed Letter, or an agent's message, and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and a properly completed and duly executed Letter, or an agent's message, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. If Outstanding Notes are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
     TRANSFER)

     If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes -- Principal Amount Tendered." A reissued certificate representing the balance of untendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED IN FULL UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates for such notes without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers by the registered Holder are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) (and, with respect to a DTC participant whose name(s) appear(s) on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered Holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the Holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.   TAXPAYER IDENTIFICATION NUMBER

     Federal income tax law generally requires that a tendering Holder whose Outstanding Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 30% (or, for payments made after December 31, 2004, the maximum backup withholding rate then in effect) of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

     Certain Holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Outstanding Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that (i) the TIN provided is correct (or that such Holder is awaiting a TIN), (2)(i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding, and (3) the Holder is a U.S. person (including a U.S. resident alien). If the tendering Holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8BEN "Certificate of Beneficial Owner for United States Tax Withholding" or other appropriate Form W-8 such as (i) Form W-8ECI "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States;" (ii) Form W-8IMY "Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding;" or (iii) Form W-8EXP "Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding." These forms may be obtained from the Exchange Agent. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 30% (or, for payments made after December 31, 2004, the maximum backup withholding rate then in effect) of all reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty
(60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 30.5% (or, for payments made after December 31, 2004, the maximum backup withholding rate then in effect) of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6.   TRANSFER TAXES

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

7.   WAIVER OF CONDITIONS

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  WITHDRAWAL OF TENDERS

     Tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

     For a withdrawal of a tender of Outstanding Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person tendering the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including certificate number or numbers and the principal amount of such Outstanding Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Outstanding Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender and (v) specify the name in which such Outstanding Notes are registered, if different from that of the Depositor. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "THE EXCHANGE OFFER -- Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC.

     Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11.  VALIDITY AND FORM; UNEXCHANGED OUTSTANDING NOTES

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its discretion, which determination will be final and binding on all parties. The Company reserves the right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the acceptance of which would, in the Company's judgment, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes, either before or after the Expiration Date, including the right to waive the ineligibility of any tendering holder. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Letter and these Instructions) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person will (i) be under any duty to do so and (ii) incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

     Any Outstanding Notes received by the Exchange Agent that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "THE EXCHANGE OFFER -- Book-Entry Transfer" section of the Prospectus, such Outstanding Notes will be credited to an account maintained with DTC for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

12.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX IN THIS LETTER.

THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number in the following Substitute Form W-9 and certify therein that you are subject to backup withholding.

            SUBSTITUTE            PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX
             FORM W-9             AT THE RIGHT AND CERTIFY BY SIGNING AND                       TIN:
        DEPARTMENT OF THE         DATING BELOW.  For individuals, this is your      _____________________________
             TREASURY             Social Security Number (SSN).  For sole               Social security number
     INTERNAL REVENUE SERVICE     proprietors, see the Instructions in the                        or
       PAYER'S REQUEST FOR        enclosed Guidelines.  For other entities, it      Employer Identification Number
     TAXPAYER IDENTIFICATION      is your Employer Identification Number
              NUMBER              (EIN).  If you do not have a number, see how
     ("TIN") AND CERTIFICATION    to get a TIN in the enclosed Guidelines.
                                  ________________________________________________________________________________

                                  PART 2 -- TIN APPLIED FOR: [ ]
                                  ______________________________________________
                                  PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                  (1) The number shown on this form is my correct Taxpayer Identification
                                  Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue
                                  Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                  (3) I am a U.S. person (including a U.S. resident alien).
                                   _______________________________________________________________________________

                                  Signature:                                        Date:                   , 2004
                                  ______________________________________________    ______________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The IRS does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature:______________________________________

Date:___________________________________________

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.